SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.      )
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Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material under Rule 14a-12

Integrated Business Systems and Services, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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[IBSS LOGO]

1601 Shop Road
Suite E
Columbia, South Carolina 29201

April 27, 2004

Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders to be held at 10:00 a.m. on June 10, 2004, at the Company’s principal executive offices in Columbia, South Carolina. We look forward to greeting personally those shareholders who are able to attend.

The accompanying formal Notice of Meeting and Proxy Statement describe the matters on which action will be taken at the meeting.

Whether or not you plan to attend the meeting on June 10, it is important that your shares be represented. To ensure that your vote is received and counted, please sign, date and mail the enclosed proxy at your earliest convenience. Your vote is important regardless of the number of shares you own.

On behalf of the Board of Directors Sincerely,
/s/ George E. Mendenhall, Ph.D.
George E. Mendenhall, Ph.D.
Chairman and Chief Executive Officer

VOTING YOUR PROXY IS IMPORTANT

PLEASE SIGN AND DATE YOUR PROXY AND
RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE

INTEGRATED BUSINESS SYSTEMS AND SERVICES, INC.

NOTICE OF MEETING

Columbia, SC
April 27, 2004

     The Annual Meeting of Shareholders of Integrated Business Systems and Services, Inc. will be held at the Company’s principal executive offices located at 1601 Shop Road, Suite E, Columbia, South Carolina on Thursday, June 10, 2004, at 10:00 a.m., for the following purposes as described in the accompanying Proxy Statement:

1.	To ratify the selection by the Audit and Risk Management Committee of Scott McElveen LLP as the Company’s principal independent auditors for the year 2004;

2.	To approve an amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of common stock from 100,000,000 to 200,000,000;

3.	To approve the amendment of the Company’s 2001 Stock Incentive Plan to increase the authorized number of shares of common stock issuable thereunder from 1,200,000 to 16,200,000; and

4.	To transact such other business as may properly come before the meeting or any adjournment of the meeting.

     Only holders of record of the Company’s common stock at the close of business on April 16, 2004 will be entitled to vote at the meeting.

     Whether or not you plan to attend the meeting, you are urged to complete, sign, date and return the enclosed proxy promptly in the envelope provided. Returning your proxy does not deprive you of your right to attend the meeting and to vote your shares in person.

/s/ Stuart E. Massey
Stuart E. Massey
Secretary

Important Note: To vote shares of common stock at the Annual Meeting (other than in person at the meeting), a shareholder must return a proxy. The return envelope enclosed with the proxy card requires no postage if mailed in the United States of America.

INTEGRATED BUSINESS SYSTEMS AND SERVICES, INC.

PROXY STATEMENT

April 27, 2004

GENERAL

Introduction

     The 2004 Annual Meeting of Shareholders of Integrated Business Systems and Services, Inc. (“IBSS” or the “Company”) will be held on Thursday, June 10, 2004 at 10:00 a.m., at the Company’s principal executive offices (the “Annual Meeting”), for the purposes set forth in the accompanying notice. IBSS’ principal executive offices are located at Suite E, 1601 Shop Road, Columbia, South Carolina, 29201. Only holders of record of common stock of IBSS, no par value, at the close of business on April 16, 2004 (the “Record Date”) will be entitled to notice of, and to vote at, such meeting. This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors to be used at such meeting, and at any and all adjournments thereof, and is first being sent to shareholders on or about the date hereof. Proxies in the accompanying form, properly executed and duly returned and not revoked, will be voted at the meeting (including adjournments). Where you make a specification by means of the ballot provided in the proxies regarding any matter presented at the Annual Meeting, such proxies will be voted in accordance with your specification. If you make no specification, proxies will be voted (i) in favor of the selection of Scott McElveen LLP as the principal independent auditors of IBSS for the year 2004, (ii) in favor of amending IBSS’ Articles of Incorporation to increase the number of authorized shares of common stock to 200,000,000, and (iii) in favor of amending IBSS’ 2001 Stock Incentive Plan.

     Proxies should be sent to Pacific Corporate Trust Company, Tenth Floor, 625 Howe Street, Vancouver, British Columbia V6C 3B8, Canada, Facsimile Number (604) 689-8144.

     This Proxy Statement is being furnished by IBSS to its shareholders of record as of April 16, 2004 in connection with the upcoming Annual Meeting.

Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters.

     The following table sets forth certain information regarding ownership of IBSS’ common stock as of April 16, 2004, by (i) each person or entity known to IBSS who beneficially owns five percent or more of the common stock, (ii) each director of IBSS, (iii) each executive officer of IBSS (including the Chief Executive Officer), and (iv) all directors and executive officers of IBSS as a group. Except as otherwise indicated below, each person named in the table has sole voting and investment power with respect to the securities beneficially owned by them as set forth opposite their name.

	Amount & Nature of
Beneficial Owner	Beneficial Ownership (1)	Percent
IBSS Class B Investors, LLC (2)	4,066,798	15.1%
George E. Mendenhall, Ph.D. (3)(4)	3,474,523	12.9
Stuart E. Massey (3)(5)	3,411,252	12.6
Generation Capital Associates, Inc. (6)	2,250,000	8.3
Dollie A. Cole (3)(7)	621,166	2.3
Donald R. Futch (3)(8)	582,313	2.2
Carl Joseph Berger, Jr. (3)(9)	307,330	1.1
Richard D. Pulford (3)(10)	75,000	*
All directors and executive officers as a group (six persons) (11)	8,471,584	31.4

*	Less than one percent

(1)	Beneficial ownership is determined in accordance with rules of the Securities and Exchange Commission (“SEC”). Shares of common stock subject to options or warrants currently exercisable or exercisable within 60 days are deemed to be outstanding for computing the percentage beneficially owned by such holder but are not deemed outstanding for purposes of computing the percentage beneficially owned by any other person.

(2)	Shares indicated are issuable under two separate common stock warrants, one for 2,033,399 shares and another for 2,033,399 shares. The address of such entity is c/o Seyburn, Kahn, Ginn, Bess and Serlin, P.C., 2000 Town Center, Suite 1500, Southfield, Michigan 48075.

(3)	The address of such person is 1601 Shop Road, Suite E, Columbia, South Carolina 29201.

(4)	Shares indicated include 2,184,874 issuable under common stock options.

(5)	Shares indicated include 2,229,152 issuable under common stock options.

(6)	Shares indicated include 1,000,000 shares that are issuable under two separate common stock warrants, one for 937,500 shares and the other for 62,500 shares. The address of such entity is 1085 Riverside Trace, Atlanta, Georgia 30328-3642.

(7)	Shares indicated include 125,000 issuable under common stock warrants and 50,000 issuable under common stock options.

(8)	Shares indicated include 488,736 issuable under common stock options.

(9)	Shares indicated include 75,000 issuable under common stock warrants and 71,000 issuable under common stock options.

(10)	Shares indicated include 25,000 issuable under common stock options and 25,000 issuable under common stock warrants.

(11)	Shares indicated include 5,357,268 issuable under common stock options and warrants.

For additional information concerning options granted to the Company’s executive officers, see “Executive Compensation” below. For additional information concerning securities issued under equity compensation plans, see “Equity Compensation Plan Information” below.

Number of Shares Outstanding and Voting

     IBSS currently has authorized under its Articles of Incorporation 100,000,000 shares of common stock, of which 26,984,681 shares are currently issued and outstanding and entitled to be voted at the Annual Meeting. At the meeting, holders of common stock will have one vote per share for an aggregate total of 26,984,681 votes. A quorum being present, the actions proposed in the items referred to in the accompanying Notice of Meeting will become effective if a majority of the votes cast by shares entitled to vote is cast in favor thereof, with the exception of the proposal to amend the Articles of Incorporation. An amendment to the Articles of Incorporation, in order to be approved by the Company’s shareholders, requires approval by two-thirds of the votes entitled to be cast on the amendment. Abstentions and broker non-votes will not be counted in determining the number of shares voted for any proposal, but will be counted for purposes of determining the presence of a quorum. For purposes of the proposal to amend the Articles of Incorporation, abstentions and broker non-votes will have the effect of a vote against the proposal.

Revocation of Proxy

     Shareholders who execute proxies may revoke them at any time before they are exercised by delivering a written notice to Stuart E. Massey, Secretary of IBSS, either at the Annual Meeting or prior to the meeting date at the Company’s offices at 1601 Shop Road, Suite E, Columbia, South Carolina 29201, by executing and delivering a later-dated proxy, or by attending the meeting and voting in person.

Expenses of Solicitation

     The Company pays the cost of solicitation of proxies, including the cost of assembling and mailing this Proxy Statement and the enclosed materials. In addition to mailings, proxies may be solicited personally, by telephone or electronically, by corporate officers and employees of the Company without additional compensation. The Company intends to request brokers and banks holding stock in their names or in the names of nominees to solicit proxies from customers owning such stock, where applicable, and will reimburse them for their reasonable expenses of mailing proxy materials to customers.

2005 Shareholder Proposals

     For shareholder proposals intended to be presented at the 2005 Annual Meeting of Shareholders to be eligible for inclusion in our proxy statement and the form of proxy for such meeting, they must be received by us at our principal executive offices in Columbia, South Carolina no later than December 28, 2004. To be eligible for inclusion in our proxy statement and the form of proxy for such meeting, you must also comply with the requirements of the proxy rules under the Securities and Exchange Act of 1934, as amended, including Rule 14a-8 of Regulation 14A of that Act.

     Regarding shareholder proposals intended to be presented at the 2005 Annual Meeting but not included in our proxy statement, shareholders must give us advance notice of their proposals to be considered timely under our bylaws. For your notice to be considered timely, it must be given to and received by the Secretary of the Company, either by personal delivery or by United States mail, postage prepaid, return receipt requested, at our principal executive offices at least 90 days in advance of the 2005 Annual Meeting. Your notice must set forth as to each matter you propose to bring before the annual meeting each of the following: (a) a description of the business that you desire to be brought before the annual meeting, including the specific proposal(s) you desire to be presented, and the reasons for conducting such business at the annual meeting; (b) your name and your record address as it appears on the stock records maintained by our stock transfer agent; (c) the class and number of shares of our common stock that you own of record as of the record date for the annual meeting, if such date has been made publicly available, or as of a date within 10 days of the effective date of your notice if the record date has not been made publicly available; (d) the class and number of shares of our common stock that you hold beneficially, but not of record, as of the record date for the annual meeting, if such date has been made publicly available, or as of a date within 10 days of the effective date of your notice if the record date has not been made publicly available; and (e) any interest you have in the business described in your notice as set forth above in item (a) of this paragraph.

     Shareholders desiring to make proposals to be presented at an annual meeting are directed to these requirements as more specifically set forth in our Bylaws, a copy of which is available upon request to our Corporate Secretary at the address of our principal executive offices. All such proposals for which timely notice is not received in the manner described above will be ruled out of order at the meeting resulting in the proposal’s underlying business not being eligible for transaction at the meeting.

Shareholder Communications to the Board

     Shareholders and other parties interested in communicating with our board of directors as a group, may do so by writing to the Chairman of the Board at “Integrated Business Systems and Services, Inc., 1601 Shop Road, Suite E, Columbia, South Carolina 29201.” Communications intended for non-management directors should be directed to the Chairman of the Audit and Risk Management Committee at the address above. The Company’s Secretary will review all such correspondence and will make such correspondence available regularly to the Board. Any concerns relating to accounting, internal controls or auditing matters will be immediately brought to the attention of the members of the Company’s Audit and Risk Management Committee for consideration in accordance with established procedures.

BOARD OF DIRECTORS

Directors and Officers of IBSS

     Directors of IBSS are elected at its Annual Meetings of Shareholders to serve staggered terms of three years and until their successors are elected and qualified. The Board of Directors of IBSS (the “Board”) currently consists of seven (7) directors seats, of which five are filled and two are vacant. After the 2004 Annual Meeting, the Board will consist of four (4) directors with three (3) vacancies. The term of Ms. Dollie Cole expires at the Annual Meeting, and Ms. Cole is not standing for reelection. The terms of Messrs. George E. Mendenhall and Carl Joseph Berger, Jr. expire at the 2005 Annual Meeting; and the terms of Messrs. Stuart E. Massey and Richard D. Pulford expire at the 2006 Annual Meeting.

     No individuals have been nominated for election as directors at the Annual Meeting. As a result, three vacancies will exist on the Board of Directors following the Annual Meeting. Pursuant to the Company’s Bylaws and applicable South Carolina corporate law, the four directors who will serve following the Annual Meeting will have the authority prior to the next annual shareholder’s meeting to elect individuals to fill one, two or all of these three vacancies. Management is currently in the process of identifying suitable candidates for election to fill such vacancies.

     Based on the representations made by Mr. Berger in his director questionnaire, and discussions between Mr. Berger and the Board, the Board has, in its business judgment, determined that Mr. Berger does not have a material relationship with the Company other than serving on the Board. As such, the Board has determined that Mr. Berger is “independent” as defined in Rule 4200(a)(15) of the NASD’s listing standards and current SEC regulations. The Board makes regular determinations as to director independence under applicable SEC and NASD definitions.

     The name, age, present principal occupation or employment and the material occupations, positions, offices or employments for at least the past five years of each IBSS director and executive officer are set forth below.

     George E. Mendenhall, Ph.D., 66, has served as Chairman of the Board and Chief Executive Officer of the Company since September 2001. Prior to that time, he had served since January 1998 as Vice President of Application Development of the Company and since May 1995 as Executive Vice President of the Company. He initially became an employee of the Company in February 1994, serving as the Director of Industrial Consulting. He has served as a director of the Company since May 1995. Dr. Mendenhall has conducted academic research and taught economics and other courses at Indiana University and Indiana Institute of Technology. In addition, he has published articles concerning research and evaluation techniques, and has been quoted in such periodicals as Computer World and Industry Week. Before joining the Company, Dr. Mendenhall provided consulting services and computer systems to various large manufacturing companies on an independent basis and, from 1990 through February 1994, provided consulting services to the Company. From 1984 until 1989, Dr. Mendenhall was the President of Synergistic Business Infrastructures Corporation, a computer systems integrator based in Fort Wayne, Indiana that specialized, among other things, in the conceptualization, design and implementation of manufacturing shop floor systems, data collection systems and material tracking systems. Dr. Mendenhall received a Bachelor of Science degree in Economics from Manchester College in 1960 and a Master of Arts degree and a Ph.D. from Indiana University in 1968 and 1978, respectively.

     Stuart E. Massey, 44, has served as Executive Vice President of the Company since September 2001 and as a director of the Company since April 1991. Prior to that time, he had served as Vice President of Engineering. Mr. Massey also serves as the Secretary of the Company. His responsibilities include the day-to-day management and coordination of large projects, including the continuing maintenance of the Synapse software configuration tool. Before joining the Company, among other things, Mr. Massey managed the implementation of an inter-bank financial transaction switch for automated teller machine and point-of-sale systems and assisted in the design of financial transaction processing software products for Applied Communications, Inc. Mr. Massey’s experience in the industrial automation industry includes the design of a variety of computer control systems, such as airport lighting, industrial machine tool control, inventory control and shop floor control systems. Mr. Massey received a Bachelor of Science degree in Electrical and Computer Engineering from the University of South Carolina in 1986.

     Donald R. Futch, 53, has served as Vice President of Business Development of the Company since April 13, 1999. Prior to that date, he served as Vice President of Operations since joining the Company in January 1998. Mr. Futch is responsible for developing corporate strategic relationships and indirect distribution channels. Mr. Futch has over 20 years of marketing and technical management experience in the computer technology industry working with companies including Electronic Merchant Services, Telequest and Unysis. Prior to joining the Company, Mr. Futch was employed with AT&T as a regional data specialist and data sales executive. He has extensive experience in product development in the transaction processing industry and holds a patent in transaction processing for telecommunications based home banking. Mr. Futch has a Masters of Business Administration degree with an emphasis in Marketing Research from the University of South Carolina.

     Carl Joseph Berger, Jr., 67, has served as a director of the Company since June 1998. He retired in 1997 from Springs Industries, Inc., a leading manufacturer and marketer of home furnishings, after serving for eight years as Corporate Director for Electronic Data Interchange. During his thirty years with Springs Industries, Inc., Mr. Berger served the company in various positions, including Director of Distribution. Prior to his service with Springs Industries, Inc., he worked in various positions with Milliken and Company and M. Lowenstein Corporation where he served as General Product Manager with Wamsutta Mills in New York. He has served on numerous boards and committees, including the District Three School Board in Rock Hill, South Carolina, where he served for eleven years as Board Treasurer. Mr. Berger received his Masters of Business Administration degree from Winthrop University and a Bachelor of Arts degree from the University of Georgia majoring in accounting.

     Dollie A. Cole, 73, has served as a director of the Company since December 5, 2002. She has been involved for many years in the leadership of several business, charitable and civic organizations. Ms. Cole is Chairman of the Dollie Cole Corporation, a venture capital and industrial consulting firm. She serves on the Board of Directors of HPSC, Inc. (AMEX:HDR), a leading national provider of capital to healthcare professionals. In addition to these business activities, Ms. Cole also serves as Vice Chairman of the Smithsonian Institution’s National Air and Space Museum, Past Chairman of the National Corvette Museum, Vice President of the Pegasus School for Abused Boys, and serves or has served on the boards of the 100 Club of Central Texas, Project HOPE — the World Health Organization, the National Captioning Institute for the Hearing Impaired, the President’s Circle of the National Academy of Science, the President’s Club of the University of Michigan, and Michigan State Chancellor’s Club — Oakland University. Ms. Cole is not standing for reelection at the Annual Meeting.

     Richard D. Pulford, 58, has served as a director of the Company since October 3, 2002. He has served as President of Corporate Strategies, Inc., (“CSI”), since he founded CSI in 1981. CSI provides investment banking services in the Great Lakes region of the United States. The primary focus of CSI has been in the technology arena. Under Mr. Pulford’s direction, CSI has been a contributor in equity capital fund-raising endeavors for technology start-up companies. Mr. Pulford also operates in a sales consultant capacity in the automotive industry for a variety of technology companies, and has provided such services in the past for the Company. Prior to forming CSI, Mr. Pulford owned and operated a consulting practice specializing in financing acquisition transactions for operating companies. Mr. Pulford also held positions in the marketing field after receiving his Masters of Business

Administration degree in Finance. CSI and Mr. Pulford are parties to a sales representative and marketing agreement dated September 16, 2003 (the “CSI Sales Agreement”) with the Company that provides for certain payments to Mr. Pulford for his services as a sales representative for the Company. See “Certain Relationships and Related Transactions” for more information regarding the CSI Sales Agreement.

Committees of the Board of Directors and Meetings

     The Board has established the following two standing committees of the Board: the Audit and Risk Management Committee and the Compensation and Human Resources Committee.

     The Board has not established a separate committee to perform the functions traditionally associated with a nominating committee. Such functions are currently performed by the Board of Directors acting as a whole. The Board of Directors will consider nominees recommended by the shareholders for election as directors at any annual meeting of the Company, provided the nomination is made in writing and properly identifies the shareholder making the nomination as a shareholder of record entitled to vote at such meeting; includes the consent of the nominees to serve, if elected, and the representation of the nominating shareholder to appear in person or by proxy to nominate the identified nominees; provides pertinent information concerning the nominee’s background, experience and any arrangement or understanding between the nominating shareholder and the nominee pursuant to which the nomination is made; and is delivered to the Secretary of the Company no later than 90 days prior to the annual meeting, unless the Company notifies the shareholders otherwise. See “General — 2005 Shareholder Proposals.”

     Audit and Risk Management Committee. The Audit and Risk Management Committee is composed of Mr. Berger. Mr. Berger has been determined to be “independent” as defined in Rule 4200(a)(15) of the NASD’s listing standards. The Audit and Risk Management Committee does not have a “financial expert,” as defined in Item 401(e)(2) of Regulation S-B promulgated by the SEC, because the Company has been unable to identify a suitable potential director meeting those qualifications. Under the guidance of a written charter adopted by the Board of Directors, the Audit and Risk Management Committee is responsible for the retention of independent auditors, approval of audit and non-audit services and fees of the Company’s independent auditors, reviewing the scope of the annual audit undertaken by the Company’s independent auditors and the progress and results of their work, and reviewing the financial statements of the Company and its general accounting and auditing procedures. This committee met a total of four times during 2003.

     The following is the Audit and Risk Management Committee Report for the year ended December 31, 2003:

Audit And Risk Management Committee Report

     One of the primary functions of the Audit and Risk Management Committee is reviewing the scope of the annual audit undertaken by the Company’s independent auditors and the progress and results of their work, and reviewing the financial statements of the Company and its internal accounting and auditing procedures. The Audit and Risk Management Committee reviewed and discussed the audited financial statements for the year ended December 31, 2003 with management and the independent auditors, Scott McElveen, LLP. Management represented to the Audit and Risk Management Committee that the Company’s financial statements were prepared in accordance with generally accepted accounting principles, and the Audit and Risk Management Committee reviewed and discussed the financial statements with management and the independent accountants. The discussions with Scott McElveen, LLP also included the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

     Scott McElveen, LLP provided to the Audit and Risk Management Committee the written disclosures and the letter regarding its independence as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). This information was discussed with Scott McElveen, LLP.

     Based on the discussions with management and Scott McElveen, LLP, and the Audit and Risk Management Committee’s review of the representations of management and the report of Scott McElveen, LLP, the Audit and Risk Management Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-KSB that was filed with the Securities and Exchange Commission for the year ended December 31, 2003.

     Submitted by the Audit and Risk Management Committee of the Company’s Board of Directors.

     Carl Joseph Berger, Jr.

     Compensation and Human Resources Committee. The Compensation and Human Resources Committee is composed of Mr. Berger and Mr. Pulford. The functions of the Compensation and Human Resources Committee include reviewing and approving executive compensation policies and practices, reviewing salaries and bonuses for certain officers of the Company, administrating the Company’s stock option and incentive plans, making recommendations to the Board of Directors with respect to the participation in such plans by directors, officers and employees of, and consultants to the Company, and the extent of that participation, and considering such other matters as may from time to time be referred to the Compensation and Human Resources Committee by the Board of Directors. No directors of the Company who are also executive officers of the Company participate in the deliberations by such committee concerning the compensation of such executive officers. This committee met a total of four times during 2003.

     During 2003, there were six meetings of the Board of Directors of IBSS, with all directors attending at least 75% of all Board and Committee meetings. We do not have any policy regarding director attendance at Annual Meetings of shareholders, and we did not retain a record of directors’ attendance at any of our past Annual Meetings.

SELECTION OF INDEPENDENT AUDITORS

     The Audit and Risk Management Committee has selected the firm of Scott McElveen, LLP to serve as the principal independent auditors of the Company for the year 2004. Scott McElveen, LLP has acted in such capacity for the Company since 1996. This selection is submitted for ratification by the shareholders at the Annual Meeting.

     Representatives of Scott McElveen, LLP will attend the Annual Meeting. They will have an opportunity to make a statement if they so desire, and to respond to appropriate questions.

Principal Accounting Firm Fees and Services

     The following table shows the aggregate fees billed to the Company by Scott McElveen, LLP for the years ended December 31, 2003 and 2002:

	2003	2002
Audit Fees (1)	$83,015	$77,284
Audit-Related Fees (2)	1,956	—
Tax Fees (3)	6,524	5,964
All Other Fees	—	—

     (1) Audit Fees: This fee category consists of services for the audit of our annual financial statements, review of our quarterly financial statements, and services normally provided by the independent auditors in connection with statutory and regulatory filings including: services associated with SEC registration statements, other documents filed with the SEC, and documents issued in connection with securities offerings (e.g., comfort letters and consents); and advice on audit and accounting matters that arose during the audit or review of our financial statements.

     (2) Audit-Related Fees: This fee category consists of assurance and related services by Scott McElveen, LLP that are reasonably related to performing the audit and review of our financial statements and are not reported above under “Audit Fees.” The services for these fees include other accounting and consultation related to certain third party contracts.

     (3) Tax Fees: This fee category consists of professional services rendered by Scott McElveen, LLP for tax return preparation, tax compliance and tax planning and advice.

     The Audit and Risk Management Committee has considered whether the non-audit services provided were compatible with maintaining the principal auditor’s independence, and believes that such services and related fees, due to, among other things, the nature and scope of the services provided and the fact that different Scott McElveen, LLP personnel provided audit and non-audit services, have not impaired the independence of the Company’s principal auditors. All services provided by Scott McElveen, LLP in 2003 were pre-approved by the Audit and Risk Management Committee.

     Generally, before an independent auditor is engaged by the Company to render audit or non-audit services, the engagement is approved early each calendar year by the Audit and Risk Management Committee. Any subsequent changes in audit, audit-related, tax, or other services to be provided by the independent auditor due to changes in scope of work, terms, conditions, or fees of the engagement must be pre-approved by the Audit and Risk Management Committee. Requests or applications to provide services that require specific approval by the Audit and Risk Management Committee will be submitted to the Audit and Risk Management Committee by both the independent auditor and the chief financial officer of the Company and must be consistent with applicable SEC regulations and NASD listing standards regarding auditor independence.

PROPOSED AMENDMENT TO ARTICLES OF INCORPORATION

     At the Annual Meeting, the Board will seek approval of an amendment to Section 3 of IBSS’ Articles of Incorporation (the “Articles”) to increase the authorized common stock of IBSS to 200,000,000 shares.

     The Articles currently authorized the issuance of 100,000,000 shares of common stock (of which 26,984,681 shares are currently outstanding and 64,374,040 shares have been reserved for issuance pursuant to the exercise of common stock purchase options and warrants). If the proposed amendment to the Articles is approved by the shareholders, then Section 3 of the Articles will be amended to provide 200,000,000 authorized shares of common stock, no par value. The increase in authorized capital pursuant to the Articles amendment would enhance the ability of the Board to engage in future sales of equity securities or acquisitions without IBSS incurring the additional costs and delays attendant to the obtaining of further shareholder approval. Any future issuance of shares by the Company is subject to final authorization by the Board. The Company has no current plan utilizing the increased shares of common stock should the proposed Articles amendment be approved. The Board recommends the approval of the proposed amendment to the Articles.

PROPOSED AMENDMENT TO THE 2001 STOCK INCENTIVE PLAN

     The Board has approved an amendment to the IBSS 2001 Stock Incentive Plan (the “2001 Plan”) to increase the authorized number of shares of IBSS’ common stock issuable under the 2001 Plan from 1,200,000 to 16,200,000 (the “Plan Amendment”), subject to shareholder approval. The Plan Amendment is being proposed to make ample shares available for a number of stock options that have been granted, subject to shareholder approval of an increase in the number of shares issuable under the 2001 Plan, and also to provide sufficient opportunity for future grants under the 2001 Plan. No other amendments to the 2001 Plan are proposed for shareholder approval.

     The 2001 Plan was originally adopted by the Board effective as of February 23, 2001 and approved by the Company’s shareholders on May 18, 2001. The 2001 Plan is intended to provide the Company with maximum flexibility to meet its evolving needs in providing stock-based incentives and rewards to officers, directors and employees of the Company, and to consultants and advisors to the Company, who are and have been in a position to contribute materially to improving the Company’s profits. The enhanced employment incentives available through the 2001 Plan are expected to promote the interests of the Company and its shareholders by allowing the Company to continue to attract and retain key officers and employees. The 2001 Plan is intended to provide award recipients with incentives to contribute to the Company’s growth and success and align their interests with those of the Company’s shareholders.

     The following is a summary of the Plan Amendment and the 2001 Plan, but it is qualified by reference to the full text of the amended and restated 2001 Plan, a copy of which has been submitted with this Proxy Statement to the SEC and can be obtained on the SEC’s website at www.sec.gov.

Plan Amendment

     The 2001 Plan currently provides that an aggregate of 1,200,000 shares of the Company’s common stock is available for issuance under the 2001 Plan. The Board has amended the 2001 Plan, subject to shareholder approval, to increase the maximum number of shares available for issuance from 1,200,000 to 16,200,000. As of April 16, 2004, a total of 477,625 shares of common stock have been issued or are subject to outstanding awards under the 2001 Plan, leaving a total of 722,375 shares available for future issuance (taking into account the cancellation of previously granted options, but without giving effect to the Plan Amendment). Stock options to purchase an additional 13,425,000 shares have been granted, subject to stockholder approval of the Plan Amendment, leaving 2,297,375 shares available for future grant if the Plan Amendment is approved.

Administration

     The Board of Directors has designated the Board’s Compensation and Human Resources Committee (the “Committee”) to serve as the administrator of the 2001 Plan. The Committee will be responsible to the Board for the operation of the 2001 Plan and will make recommendations to the Board with respect to potential recipients of awards under the 2001 Plan. The Committee also may designate and recommend the type and size of awards and determine the terms, restrictions and conditions of awards. The interpretation and construction by the Committee of any provisions of the 2001 Plan or of any award granted under the 2001 Plan are final.

Eligibility

     Each officer, director and employee of the Company or any of its subsidiaries is eligible to participate in the 2001 Plan, as selected by the Committee. The Committee also may grant awards under the 2001 Plan from time to time to persons serving as consultants or advisors to the Company or any of its subsidiaries. As of April 16, 2004, there are approximately 30 directors, employees and consultants who potentially could be considered eligible for the 2001 Plan.

Types of Awards

     Awards under the 2001 Plan may be granted in the form of incentive stock options that qualify under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), nonstatutory stock options, stock appreciation rights and restricted stock. Each type of award is discussed in more detail below.

Shares Subject to the 2001 Plan

     A total of 1,200,000 shares of the Company’s common stock is presently reserved for awards under the 2001 Plan. If the shareholders approve the Plan Amendment, the number of total reserved shares will increase from 1,200,000 to 16,200,000. On April 13, 2004, the reported last sale price of the common stock on the Over-the-Counter Bulletin Board was $0.35 per share.

     If an award under the 2001 Plan expires or is forfeited or cancelled for any reason, the shares of common stock subject to such award will be available for further awards under the 2001 Plan.

     The number of shares reserved for issuance under the 2001 Plan will be adjusted in the event of a change in the capital stock structure of the Company affecting the common stock (in connection with a merger, consolidation, recapitalization, reclassification, combination, stock dividend, stock split or other relevant change), and the Committee is authorized to adjust terms of awards under the 2001 Plan in the event of a change in the capital stock in order to prevent dilution or enlargement of awards under the 2001 Plan.

Stock Options

     Stock options give the recipient an opportunity to purchase shares of common stock from the Company at a designated exercise price. Stock options may be granted under the 2001 Plan in the form of either incentive stock options (also referred to as “ISOs”) intended to qualify under Section 422 of the Code or nonstatutory stock options (also referred to as “NSOs”). Incentive stock options can be granted only to employees of the Company and subsidiary corporations. Consequently, non-employee directors and consultants and advisors to the Company are not eligible for ISOs.

     The exercise price of options granted under the 2001 Plan is determined at the discretion of the Committee, but, in the case of an ISO, the exercise price per share may not be less than the fair market value per share of the common stock on the date the option is granted and, in the case of a NSO, the exercise price may not be less than 50% of such fair market value. In the case of incentive stock options granted to any holder on the date of grant of more than 10% (directly or by attribution through relatives or entities in which the holder has an ownership interest) of the total combined voting power of all classes of stock of the Company or a parent or subsidiary corporation (a “10% Stockholder”), the exercise price per share may not be less than 110% of the fair market value of a share of common stock on the grant date. Under the 2001 Plan, fair market value generally is based on the last sale price reported on the over-the-counter trading system on which the common stock is traded.

     The Committee will establish the time period within which options must be exercised, but this period cannot exceed ten years from the grant date of the option or, in the case of incentive stock options granted to a 10% stockholder, five years from the grant date of the option. Options may expire before the end of the option period if the option holder’s service with the Company terminates. Stock options will be exercisable at such time or times and subject to such restrictions as determined by the Compensation Committee. To the extent that the fair market value of incentive stock options (determined based on the fair market value on the grant date) that become exercisable for the first time in a calendar year exceeds $100,000, such options generally will be deemed nonstatutory stock options.

     Unless otherwise provided by the Company or the Committee, the exercise price of options granted under the 2001 Plan may be paid by cash or check, by a note payable to the Company, secured by the shares acquired upon exercise, or by “cashless exercise” whereby the number of shares actually issued upon exercise is reduced by a formula set forth in the 2001 Plan, by delivery of shares of common stock or by any combination of these forms of payment.

     Except as otherwise provided below, upon termination of a participant’s service with the Company and its subsidiaries, an option terminates upon the earliest to occur of (1) the full exercise of the option, (2) the expiration of the option by its terms, and (3)

the date three months following the date of employment termination (or one year in the case of termination due to the death or permanent and total disability of a participant). During the foregoing three-month (or if applicable, one-year) period, the option may be exercised only to the extent it was exercisable at the time the participant’s service terminated. However, if a participant’s service is terminated for cause (as defined in the 2001 Plan), the participant’s options immediately expire and no longer can be exercised.

     Options may not be transferred other than by will or the laws of descent and distribution and options generally may be exercised during the lifetime of the option holder only by the option holder.

Stock Appreciation Rights

     Stock appreciation rights (or “SARs”) allow a recipient to receive upon exercise an amount equal to the excess of the then fair market value of the shares of common stock with respect to which the SARs are being exercised over the SAR price assigned by the Committee. This amount may be payable in cash, shares of common stock or a combination thereof, as determined by the Committee. The SAR price is established at the date of grant of the SAR at the discretion of the Committee, but, in the case of an SAR issued in tandem with an ISO, the SAR price may not be less than the fair market value of the common stock on the date the SAR is granted, and, in the case of all other SARs, the SAR price may not be less than 50 percent of such fair market value. For this purpose, fair market value generally is based on the last sale price reported on the over-the-counter trading system on which the common stock is traded.

     SARs may be granted in tandem with stock options or independently. The Committee will establish the time period within which SARs must be exercised, but this period cannot exceed ten years from the grant date of the SARs. SARs may expire before the end of the exercise period if the recipient’s service with the Company and its subsidiaries ends. SARs will be exercisable at such time or times and subject to such restrictions as determined by the Committee. The Committee may provide that the exercise of either options or SARs that are granted in tandem will result in the termination of the other to the extent of the number of shares of common stock with respect to which such options or SARs are exercised.

     If an individual’s service with the Company and its subsidiaries terminates, SARs then held by such individual will terminate on the same terms and conditions that apply to stock options as described above, unless otherwise provided by the Committee.

     SARs generally may not be transferred other than by will or the laws of descent and distribution and SARs generally may be exercised during the lifetime of the recipient only by the recipient.

Restricted Stock

     Restricted stock is an award of shares of the Company’s common stock that is subject to restrictions and such other terms and conditions as the Committee determines. The Committee will determine the type of restrictions applicable to the award, which can include restrictions based on the occurrence of a specific date or the achievement of performance or other criteria. The Committee may at any time waive such restrictions or accelerate such dates. The Committee also will determine the purchase price, if any, to be paid for the restricted stock. Restricted stock generally may not be transferred until all restrictions applicable to the award have lapsed or been satisfied.

     If a participant who holds shares of restricted stock terminates service for any reason (including death) prior to the lapse or waiver of any restrictions, then the shares are forfeited to the Company for no payment. Prior to the lapse of any restrictions on shares of restricted stock, the participant has certain rights of a shareholder with respect to the shares, including voting and dividend rights, subject only to the conditions and restrictions generally applicable to the restricted stock or specifically set forth in any applicable award agreement.

Change in Control

     Unless otherwise specifically prohibited by the terms of any award or under any applicable laws, rules or regulations, upon the occurrence of a “change in control” of the Company, each outstanding option and SAR that is not otherwise exercisable will become immediately and fully exercisable, and any restrictions imposed on restricted stock will lapse. Under the 2001 Plan, the term “change in control” is defined in the 2001 Plan, but generally includes (1) the acquisition by any third party or group of 25% or more of the outstanding common stock; (2) a significant change in the composition of a majority of the Board over a two-year period; (3) a tender offer to acquire control of the outstanding voting stock of the Company; or (4) shareholder approval of the liquidation of the Company, the sale of substantially all of the assets of the Company, or the merger, consolidation or reorganization of the Company where the voting securities of the Company prior to such event do not continue to constitute at least 75% of the voting securities of the surviving entity.

Amendment, Suspension or Termination

     No awards may be granted under the 2001 Plan after February 23, 2011. However, the Board may amend, suspend or terminate the 2001 Plan sooner, except that an amendment may be subject to shareholder approval to the extent that it increases the number of shares of common stock that may be issued under the 2001 Plan (other than as permitted under the 2001 Plan), changes the class of individuals eligible for the 2001 Plan or is necessary to comply with the Code, the Securities Exchange Act of 1934, as amended, securities exchange listing requirements or other legal or regulatory requirements.

2001 Plan Benefits

     Set forth below is information with respect to options that have been granted under the 2001 Plan in 2003, all of which are conditioned upon stockholder approval of the Plan Amendment.

New Plan Benefits
2001 Stock Incentive Plan

Name and Position	Dollar Value	Number of Units
George E. Mendenhall, Ph.D. Chairman and Chief Executive Officer	(1)	5,000,000	(2)
Stuart E. Massey Executive Vice President and Secretary	(1)	5,000,000	(3)
Donald R. Futch Vice President of Business Development	(1)	800,000	(4)
All current executive officers as a group	(1)	10,800,000	(2)(3)(4)
All current non-executive officer directors as a group	(1)	650,000	(5)
All current non-executive officer employees as a group	(1)	1,975,000	(6)

(1)	The dollar value of units received in 2003 by the persons or groups indicated in the above-referenced table is not readily determinable since the value depends on fluctuating market prices.

(2)	Effective October 1, 2003, Mr. Mendenhall was granted, subject to shareholder approval of the Plan Amendment, stock options for 5,000,000 shares of common stock at an exercise price of $0.14 per share. These stock options are ISOs to the extent permitted under applicable law and the remaining options are NSOs. Subject to shareholder approval of the Plan Amendment, these options are immediately vested with respect to 2,000,000 shares and will vest with respect to the remaining 3,000,000 shares on October 1, 2005. These options have a five-year term.

(3)	Effective October 1, 2003, Mr. Massey was granted, subject to shareholder approval of the Plan Amendment, stock options for 5,000,000 shares of common stock at an exercise price of $0.14 per share. These stock options are ISOs to the extent permitted under applicable law and the remaining options are NSOs. Subject to shareholder approval of the Plan Amendment, these options are immediately vested with respect to 2,000,000 shares and will vest with respect to the remaining 3,000,000 shares on October 1, 2005. These options have a five-year term.

(4)	Effective October 1, 2003, Mr. Futch was granted, subject to shareholder approval of the Plan Amendment, ISOs for 800,000 shares of common stock at an exercise price of $0.14 per share. Subject to shareholder approval of the Plan Amendment, these options are immediately vested with respect to 300,000 shares and will vest with respect to the remaining 500,000 shares on October 1, 2005. These options have a five-year term.

(5)	Effective October 1, 2003, three directors were granted, subject to shareholder approval of the Plan Amendment, NSOs for 650,000 shares of common stock. All such options have an exercise price of $0.14 per share. Subject to shareholder approval of the Plan Amendment, these options will vest on October 1, 2005. These options have a five-year term. Since Ms. Cole will no longer serve on the Board after the Annual Meeting, 200,000 of the indicated shares, which are unvested, will terminate on the Annual Meeting date.

(6)	Effective October 1, 2003, various employees were granted, subject to shareholder approval of the Plan Amendment, ISOs for 1,975,000 shares of common stock at an exercise price of $0.14 per share. Subject to shareholder approval of the Plan Amendment, these options shall vest on October 1, 2005 and have a five-year term.

Federal Income Tax Consequences

     The following is a brief summary of certain federal income tax consequences that apply with respect to awards that may be granted under the 2001 Plan. This summary is based on current laws and regulations that may change in the future. This summary is general in nature and is not intended to be complete. The summary does not describe a number of special tax rules, including any foreign, state or local tax consequences, wage withholding requirements or various other rules that could apply to a particular individual or to the Company under certain circumstances.

Nonstatutory Stock Options

     The grant of nonstatutory stock options has no federal income tax consequences to the Company or the option holder. Upon the exercise of a nonstatutory stock option, the option holder will recognize ordinary income equal to the excess of the fair market value of the acquired shares on the date of exercise over the exercise price paid for the shares. The Company generally will be allowed a federal income tax deduction equal to the same amount that the option holder recognizes as ordinary income. In the event of the disposition of the acquired shares of common stock, any additional gain (or loss) generally will be taxed to the option holder as either short-term or long-term capital gain (or loss) depending on how long the shares were held.

Incentive Stock Options

     The grant and exercise of incentive stock options have no federal income tax consequences to the Company. The grant and exercise of incentive stock options generally have no ordinary income tax consequences to the option holder. However, upon the exercise of an incentive stock option, the option holder has to treat the excess of the fair market value on the date of exercise over the exercise price as an item of tax adjustment for alternative minimum tax purposes, which may result in alternative minimum tax liability. In order to receive ISO tax treatment, the option holder must be an employee of the Company at the time of grant of the ISO and can exercise it no later than three months after termination of employment (subject to the terms of the option which may provide for earlier expiration).

     If the option holder retains the shares of common stock acquired upon the exercise of an incentive stock option for at least two years following the grant date of the option and one year following exercise of the option, the subsequent disposition of such shares will ordinarily result in long-term capital gains or losses to the option holder equal to the difference between the amount realized on disposition of the shares and the exercise price. The Company will not be entitled to any deduction in such case. If the holding period requirements described above are not met, the option holder will recognize ordinary income upon disposition of the common stock equal to the excess of the fair market value of the shares on the date of exercise (or, if less, the amount received on disposition of the shares) over the exercise price. The Company will be entitled to a corresponding tax deduction in the same amount. Any additional gain (or loss) realized by the option holder on the disposition of the common stock will be taxed as short-term or long-term capital gain (or loss), as applicable.

Stock Appreciation Rights

     The grant of SARs has no federal income tax consequences to the Company or the recipient. Upon the exercise of SARs, the recipient will recognize ordinary income equal to the amount of cash received and the fair market value of any shares of common stock received. The Company generally will be allowed a federal income tax deduction equal to the same amount that the recipient recognizes as ordinary income.

Restricted Stock

     There generally should not be any federal income tax consequences to the Company or the recipient upon the grant of restricted stock. The recipient normally will recognize ordinary income when shares of the restricted stock vest (which means that the shares are no longer subject to a substantial risk of forfeiture) or become transferable, whichever occurs first. However, a recipient instead may elect to recognize ordinary income at the time the restricted stock is granted by making an election under Section 83(b) of the Code within 30 days after the grant date. In either case, the recipient will recognize ordinary income equal to the fair market value of such shares of stock at the time the income is recognized (reduced by the amount, if any, the recipient paid for the stock) and the Company generally will be entitled to a corresponding tax deduction (subject to limitations under Section 162(m) of the Code). If the recipient subsequently disposes of the shares of common stock, any additional gain (or loss) should be eligible for short-term or long-term capital gain tax treatment, depending on how long the shares were held after the ordinary income was recognized. If a recipient makes an “83(b) election” and then forfeits the shares of common stock, the recipient normally will not be entitled to any tax deduction or refund with respect to the tax already paid.

EQUITY COMPENSATION PLAN INFORMATION

     The following table sets forth information regarding the shares of IBSS’ common stock issuable under all of IBSS’ equity compensation plans as of December 31, 2003:

	(a)	(b)	(c)
	Number of	Weighted-	Number of securities
	securities to be	average	remaining available for
	issued upon	exercise	future issuance under
	exercise of	price of	equity compensation
	outstanding	outstanding	plans (excluding
	options,	options,	securities
	warrants and	warrants and	reflected in
Plan Category	rights	rights	column (a))
Equity compensation plans approved by security holders (1)	996,125 (2)	$2.51 (2)	1,249,723 (3)
Equity compensation plans not approved by security holders (4)	1,693,729	$1.15	1,825,000

Total	2,689,854	$1.65	3,074,723

(1)	This category includes the 2001 Plan and the Company’s 1997 Stock Option Plan (the “1997 Plan”).

(2)	This category does not include the 13,425,000 shares of common stock that are subject to options that have been granted under the 2001 Plan, subject to shareholder approval of the Plan Amendment.

(3)	This category does not include the effect of the Plan Amendment that is being submitted for shareholder approval at the Annual Meeting. If the Plan Amendment is approved by the shareholders, the securities available for issuance under the 2001 Plan will increase by 15,000,000 shares of IBSS’ common stock leaving 2,297,375 shares available for future grant under the amended 2001 Plan.

(4)	This category includes the Company’s 2002 Stock Option Plan as well as a variety of individual compensatory options, warrants and restricted stock awards to employees and non-employees of the Company, as described below under the captions “—2002 Stock Option Plan” and “—Individual Equity Compensation Arrangements” below.

2002 Stock Option Plan

     The Company’s 2002 Stock Option Plan (the “2002 Plan”) became effective as of August 1, 2002. The 2002 Plan has not been approved by the Company’s shareholders. The terms of the 2002 Plan are somewhat similar to the terms of the 2001 Stock Incentive Plan (as described above), but only nonstatutory stock options (options that do not qualify as incentive stock options under Section 422 of the Code) may be awarded under the 2002 Plan.

     The 2002 Plan allows the grant of nonstatutory stock options to employees (including officers) and directors of the Company as well as persons serving as consultants or advisors to the Company. The exercise price of options granted under the 2002 Plan is determined at the sole discretion of the Committee. The Compensation Committee will establish the time period within which options must be exercised, but this period cannot exceed ten years from the grant date of the option. Stock options will be exercisable at such time or times and subject to such restrictions as determined by the Compensation Committee. Unless otherwise provided by the Committee, the exercise price of options granted under the 2002 Plan may be paid by cash or check, by a note payable to the Company, secured by the shares acquired upon exercise, or by “cashless exercise” whereby the number of shares actually issued upon exercise is reduced by a formula set forth in the 2002 Plan, by delivery of shares of common stock or by any combination of these forms of payment.

     The total number of shares of the Company’s common stock that have been reserved for issuance under the 2002 Plan is 939,756. As of December 31, 2003, options to purchase a total of approximately 791,247 shares of common stock were outstanding and 148,509 options were exercised under the 2002 Plan. No options can be granted under the 2002 Plan after August 1, 2012.

     The 2002 Plan was initiated to compensate employees who received wage cuts in 2002 and 2003. The initial grants were for a six month wage cut for all staff and the Compensation Committee approved the options initially for six months. In February 2003, the Compensation Committee approved an additional grant to all employees for another six months of wage cuts. It is not anticipated at this time by management or the Compensation Committee that any additional options will be awarded under this plan.

Individual Equity Compensation Arrangements

     Warrants and non-qualified stock options were issued from May 2000 to October 2003 related to employment and outside consulting services. These warrants and options, which are reflected in column (a) of the foregoing table, are exercisable into an aggregate of approximately 527,482 shares and are fully vested. The warrants and options expire at various dates ranging from December 2004 to September 2011. The material features of these individual arrangements are summarized as follows:

	Shares
	Under	Exercise
Warrant or Option	Warrant or	Price		Expiration
for Service Rendered	Option	(per share)	Date Granted	Date
Warrant for Employment Services	9,879	$1.87	Jan. 3, 2000	Jan. 1, 2005
Warrant for Employment Services	988	1.87	Jan. 3, 2000	Jan. 1, 2005
Warrant for Employment Services	988	1.87	Jan. 3, 2000	Jan. 1, 2005
Option for Employment Services.	50,002	6.00	May 30, 2000	May 30, 2010
Warrant for Consulting Services	30,000	7.69	Nov. 7, 2000	Nov. 7, 2005
Warrant for Consulting Services	100,000	3.91	Jan. 1, 2001	Nov. 11, 2005
Warrant for Consulting Services	17,000	3.16	June 1, 2001	June 1, 2006
Warrant for Consulting Services	8,000	1.84	June 1, 2001	June 1, 2006
Warrant for Consulting Services	25,000	2.85	Sept. 11, 2001	Sept. 11, 2011
Option for Director Services	75,000	2.85	Sept. 11, 2001	Sept. 11, 2011
Warrant for Employment Services	100,000	1.80	Oct. 15, 2001	Oct. 15, 2006
Warrant for Consulting Services	5,625	1.00	Dec. 31, 2001	Dec. 31, 2004
Warrant for Consulting Services	5,000	1.00	Dec. 31, 2001	Dec. 31, 2004
Warrant for Legal Services .	100,000	0.75 (a)	Jan. 1, 2002	Dec. 31, 2004

(a)	Represents average exercise price. Exercise price for this warrant ranges from $0.50 to $1.00 per share.

     Under the terms of the CSI Sales Agreement with CSI and Mr. Pulford, Mr. Pulford could be entitled to purchase up to 1,000,000 shares of Common Stock if he elects to receive payment of sales commissions earned by him in stock options rather than cash. All of these potentially issuable shares are reflected in column (c) of the table under the heading “Equity Compensation Plan Information.” In the event that Mr. Pulford earns such commissions and elects to receive payment in stock options, the options would be exercisable at $0.14 per share (which was the then market price of a share of Common Stock on September 16, 2003), and would vest at the rate of 1 share for each net dollar of revenue that Mr. Pulford directly or indirectly contributes to the Company’s gross revenue as a result of his sales efforts. For more information about the CSI Sales Agreement, see “Certain Relationships and Related Transactions.”

     Under the terms of an Amended and Restated Statement of Work for IBSS dated as of October 2, 2003 between the Company and The Scott Group, The Scott Group is entitled to receive up to 1,000,000 shares of Common Stock in exchange for certain services to the Company. Of these 1,000,000 shares of common stock, 125,000 shares were granted on October 2, 2003 and are restricted from resale before October 1, 2004, and another 50,000 shares were granted in February 2004 and are restricted until April 2005. The 175,000 restricted shares that have been granted are reflected in column (a) with the remaining 825,000 potentially issuable shares reflected in column (c) of the table under the heading “Equity Compensation Plan Information.” 12,500 shares are to be granted monthly to The Scott Group beginning on November 1, 2003 for 10 months or until the agreement is cancelled, if prior to September 1, 2004. The remaining 750,000 shares will be granted to The Scott Group only upon the occurrence of certain conditions outside the control of The Scott Group.

     Under a service agreement dated October 25, 2003 (the “Service Agreement”) between the Company and Elite Financial Communications Group, LLC (“Elite”), Elite is entitled to receive, as partial compensation for certain services provided to the Company, up to 200,000 shares of common stock upon its exercise of a common stock purchase warrant dated October 28, 2003, which shares are reflected in column (a) of the table under the heading “Equity Compensation Plan Information.” Under the terms of the warrant, Elite has the right to exercise the option to convert the 200,000 on the following schedule of vesting and exercise prices: 50,000 shares vest on October 28, 2003 at $0.30 per share, 50,000 shares vest on the 91st day of the warrant at $0.35 per share, 50,000 shares vest on the 181st day of the warrant at $0.40 per share, and 50,000 shares vest on the 271st day of the warrant at $0.45 per share. The term of the options is five years.

DIRECTORS, EXECUTIVE OFFICERS AND CONTROL PERSONS

Directors of IBSS

     For information with respect to the Board of Directors of IBSS, see “Board of Directors.”

Executive Officers of IBSS

     Messrs. George E. Mendenhall, Ph.D., Stuart E. Massey and Donald R. Futch are the executive officers of IBSS. Each executive officer serves as such until his successor is elected and qualified. No executive officer of IBSS was selected pursuant to any arrangement or understanding with any person other than IBSS. For further information with respect to Messrs. Mendenhall, Massey and Futch as officers of IBSS, see “Board of Directors.”

Code of Business Conduct and Ethics

     The Board has not yet adopted a code of ethics that applies to our officers, including our chief executive officer, chief financial officer and chief accounting officer. The Board is presently in the process of formulating such a code suitable for the Company. Once a code of ethics is adopted by the Board, a copy will be posted on our website at www.ibss.com. Upon adoption of a code of ethics, we plan to post any amendments to the code, as well as any waivers that are required to be disclosed by the rules of the SEC, on our website.

EXECUTIVE COMPENSATION

Compensation of Officers

     Summary Compensation Table. The table below summarizes all compensation awarded to, earned by, or paid to our executive officers by any person for all services rendered in all capacities to us for the fiscal period ended December 31, 2003.

			Annual Compensation			Long Term Compensation
					Other	Restr.	Options/		All
					Annual	Stock	SARs	LTIP	Other
Name	Title	Year	Salary	Bonus	Comp.	Awards	(#)(1)	Payouts	Comp.
George E.	Chief Executive	2003	$104,500	-0-	$6,428	-0-	5,037,255	-0-	-0-
Mendenhall, Ph.D.	Officer and	2002	$97,596	-0-	-0-	-0-	96,894	-0-	-0-
	Chairman	2001	$132,611	-0-	-0-	-0-	10,000	-0-	-0-

Stuart E. Massey	Ex. VP and	2003	$104,500	-0-	-0-	-0-	5,037,255	-0-	-0-
	Secretary	2002	$97,956	-0-	-0-	-0-	96,894	-0-	-0-
		2001	$132,611	-0-	-0-	-0-	10,000	-0-	-0-

Donald R. Futch	VP - Business	2003	$84,417	-0-	-0-	-0-	831,863	-0-	-0-
	Development	2002	$83,778	-0-	-0-	-0-	92,825	-0-	-0-
		2001	$115,556	-0-	-0-	-0-	10,000	-0-	-0-

(1)	Pursuant to the terms of the new employment agreements (referenced below under the caption “Employment Agreements”), each of the above named executive officers received certain stock options pursuant to their employment agreements entered into in 2003.

Option/SAR Grants in Last Fiscal Year
(Individual Grants)

	Number of	Percent of Total
	Securities	Options/SARs
	Underlying Options/	Granted to
	SARs Granted (#)	Employees in Fiscal	Exercise of Base	Expiration
Name of Officer	in Fiscal Year	Year (1)	Price ($/Sh.)	Date
George E. Mendenhall, Ph.D. (2)	5,037,255	43.66%	$0.14	5 years
Stuart E. Massey (3)	5,037,255	43.66%	$0.14	5 years
Donald R. Futch (4)	831,863	7.21%	$0.14	5 years

(1)	In addition to the stock option grants to the executive officers named above, the Company granted an aggregate of 524,560 stock options on February 20, 2003 under its 2002 Plan to all non-officer employees during fiscal year 2003 as a result of an across the board wage cut declared by the Company in 2003. The wage cut affected both officers and non-officer employees of the Company.

Subject to stockholder approval of the Plan Amendment, the Company granted an aggregate of 650,000 options in 2003 under the 2001 Plan to three members of the Board of Directors as compensation for their respective service on the Board of Directors and the two committees of the Board of Directors, including 250,000 stock options granted to Mr. Berger for his service as both chair and co-chair of such committees and 200,000 stock options granted to Ms. Cole and Mr. Pulford for their respective service on the two committees of the Board of Directors. Subject to stockholder approval of the Plan Amendment, the Company also granted 1,975,000 stock options under the 2001 Plan to non-officer employees pursuant to option agreements dated October 1, 2003 (which options will fully vest on October 1, 2005). The Company also granted an additional 106,473 options on several different occasions in 2003 to various employees of the Company.

Effective as of October 1, 2003, the Board of Directors approved the Plan Amendment to the Company’s 2001 Plan to increase the number of shares that could be granted under the 2001 Plan from 1,200,000 to 16,200,000 to include additional options granted in 2003, subject to shareholder approval. This Plan Amendment will be presented to the Company’s shareholders for approval at the Annual Meeting.

(2)	The 5,037,255 stock options referenced above that were granted to Mr. Mendenhall in 2003 were granted in more than one grant. 5,000,000 were granted, subject to stockholder approval of the Plan Amendment, pursuant to the new employment agreement with Mr. Mendenhall dated October 1, 2003 and the remainder were granted as part of the Company’s 2003 salary cuts. Of the initial grant of 5,000,000 shares, 2,000,000 vested on October 1, 2003 and 3,000,000 will vest on October 1, 2005. The remaining 37,255 shares vested on August 15, 2003 and were granted in exchange for the Company’s decision to cut $5,066.67 of salary due and owing to Mr. Mendenhall from March 2003 to August 2003. For more information about Mr. Mendenhall’s employment agreement, see “—Employment Agreements”.

(3)	The 5,037,255 stock options referenced above that were granted to Mr. Massey in 2003 were granted in more than one grant. 5,000,000 were granted, subject to stockholder approval of the Plan Amendment, pursuant to the new employment agreement with Mr. Massey dated October 1, 2003 (discussed below) and the remainder were granted as part of the salary cuts discussed below. Of the initial grant of 5,000,000 shares, 2,000,000 vested on October 1, 2003, and 3,000,000 will vest on October 1, 2005. The remaining 37,255 shares vested on August 15, 2003 and were granted in exchange for the Company’s decision to cut $5,066.67 of salary due and owing to Mr. Massey from March 2003 to August 2003. For more information about Mr. Massey’s employment agreement, see “—Employment Agreements”.

(4)	The 831,863 stock options referenced above that were granted to Mr. Futch were granted in more than one grant during 2003. 800,000 were granted, subject to stockholder approval of the Plan Amendment, pursuant to the new employment agreement with Mr. Futch dated October 1, 2003 (discussed below) and the remainder were granted as part of the salary cuts discussed below. Of the initial grant of 800,000 shares, 300,000 vested on October 1, 2003, and 500,000 will vest on October 1, 2005. The remaining 31,863 shares vested on August 15, 2003 and were granted in exchange for the Company’s decision to cut $4,333.36 of salary due and owing to Mr. Futch from March 2003 to August 2003. For more information about Mr. Futch’s employment agreement, see “—Employment Agreements”.

Aggregated Option/SAR Exercises in Last
Fiscal Year and Fiscal Year End Option/SAR Values

No. of
			Unexercisable	Value of
			Securities	Unexercised
			Underlying	In-The-Money
			Options/SARs at FY	Options/SARs at FY
			End	End
	Shares Acquired		Exercisable/	Exercisable/
Name	on Exercise	Value Realized	Unexercisable	Unexercisable
George E. Mendenhall, Ph.D.	56,649 (1)	$566.49	56,649	-0- (1)

(1)	All of these options were exercisable at $0.01 per share. Mr. Mendenhall exercised these stock options when the aggregate fair market value of the options exceeded the aggregate exercise price thereof by $6,248. As such, Mr. Mendenhall realized taxable income in the amount of $6,248.

     Employment Agreements

     Mendenhall Agreement. The Company was party to an employment agreement with George E. Mendenhall, Ph.D., dated January 1, 1997, as amended September 1, 1997 and January 1, 1999. The prior January 1, 1997 employment agreement has been superceded by a new employment agreement between the Company and Mr. Mendenhall dated October 1, 2003.

     Under the terms of the new employment agreement, Mr. Mendenhall is employed by the Company for a period of four years ending on December 31, 2007. The term is to be automatically renewed for additional term of one year each, unless the Company decides to elect not to renew within 180 days prior to expiration of the then current term. Mr. Mendenhall receives several forms of performance and non-performance based compensation. His non-performance based compensation includes annual base compensation of $152,000, eligibility for an annual bonus, participation in the Company’s existing benefit programs for executive officers, reimbursement of reasonable expenses, and, subject to stockholder approval of the Plan Amendment, a grant of 5,000,000 stock options convertible into common stock at the exercise price of $0.14 per share. 2,000,000 of these stock options are fully vested as of October 1, 2003. The remaining 3,000,000 of these stock options vest on October 1, 2005. The remainder of Mr. Mendenhall’s options for fiscal year 2003, or 37,255 options, were granted as penny stock options under the 2002 Plan in connection with the Company’s decision to make across the board salary cuts for executive officers and employees in 2003.

     The new employment agreement with Mr. Mendenhall provides for accelerated vesting of all unvested options upon a change of control of the Company and permits the Company to terminate Mr. Mendenhall’s employment with or without cause. In the event that the Company does so with cause, Mr. Mendenhall forfeits a variety of compensation and other benefits enumerated in the agreement (excluding vested stock options). In the event the Company does so without cause, the Company is required to pay to Mr. Mendenhall (i) all accrued and unpaid salary, bonuses and all unreimbursed expenses, (iii) severance compensation equal to 18 months of base salary at the rate of base salary in effect immediately preceding the date of termination but not less than $152,000 per year, (iii) all unvested stock options referenced above, and (iv) all other employee benefits granted in the agreement that are received by Mr. Mendenhall at the time of termination. Finally, the new employment agreement obligates Mr. Mendenhall to certain confidentiality and non-competition covenants.

     Massey Agreement. The Company was also party to an employment agreement with Stuart E. Massey dated December 31, 1996, and amended September 1, 1997. The prior employment agreement with Mr. Massey has been superceded by a new employment agreement between the Company and Mr. Massey dated October 1, 2003.

     Under the terms of the new employment agreement, Mr. Massey is employed by the Company for a period of four years ending on December 31, 2007. The term is to be automatically renewed for additional term of one year each, unless the Company decides to elect not to renew within 180 days prior to expiration of the then current term. Mr. Mendenhall receives several forms of performance and non-performance based compensation. His non-performance based compensation includes annual base compensation of $152,000, eligibility for an annual bonus, participation in the Company’s existing benefit programs for executive officers, reimbursement of reasonable expenses, and, subject to stockholder approval of the Plan Amendment, a grant of 5,000,000 stock options convertible into Common Stock at the exercise price of $0.14 per share. 2,000,000 of these stock options are fully vested as of October 1, 2003. The remaining 3,000,000 of these stock options vest on October 1, 2005. The remainder of Mr. Massey’s options for fiscal year 2003, or 37,255 options, were granted as penny stock options under the 2002 Plan in connection with the Company’s decision to make across the board salary cuts for executive officers and employees in fiscal year 2003.

     The new employment agreement with Mr. Massey provides for accelerated vesting of all unvested options upon a change of control of the Company and permits the Company to terminate Mr. Massey’s employment with or without cause. In the event that the Company does so with cause, Mr. Massey forfeits a variety of compensation and other benefits enumerated in the agreement (excluding vested stock options). In the event the Company does so without cause, the Company is required to pay to Mr. Massey (i) all accrued and unpaid salary, bonuses and all unreimbursed expenses, (iii) severance compensation equal to 18 months of base salary at the rate of base salary in effect immediately preceding the date of termination but not less than $152,000 per year, (iii) all unvested stock options referenced above, and (iv) all other employee benefits granted in the agreement that are received by Mr. Massey at the time of termination. Finally, the new employment agreement obligates Mr. Massey to certain confidentiality and non-competition covenants.

     Futch Agreement. The Company was also party to an employment agreement with Donald R. Futch dated January 1, 1999. The prior employment agreement with Mr. Futch has been superceded by a new employment agreement between the Company and Mr. Futch dated October 1, 2003.

     Under the terms of the new employment agreement, Mr. Futch is employed by the Company for a period of four years ending on December 31, 2007. The term is to be automatically renewed for additional term of one year each, unless the Company decides to elect not to renew within 180 days prior to expiration of the then current term. Mr. Futch receives several forms of performance and non-performance based compensation. His non-performance based compensation includes annual base compensation of $115,000, eligibility for an annual bonus, participation in the Company’s existing benefit programs for executive officers, reimbursement of reasonable expenses, and, subject to stockholder approval of the Plan Amendment, a grant of 800,000 stock options convertible into common stock at the exercise price of $0.14 per share. 300,000 of these stock options are fully vested as of October 1, 2003. The remaining 200,000 stock options vest on October 1, 2005. The remainder of Mr. Futch’s options for fiscal year 2003, or 31,863 options, were granted as penny stock options under the 2002 Plan in connection with the Company’s decision to make across the board salary cuts for executive officers and employees in 2003.

     The new employment agreement with Mr. Futch provides for accelerated vesting of all unvested options upon a change of control of the Company and permits the Company to terminate Mr. Futch’s employment with or without cause. In the event that the Company does so with cause, Mr. Futch forfeits a variety of compensation and other benefits enumerated in the agreement (excluding vested stock options). In the event the Company does so without cause, the Company is required to pay to Mr. Futch (i) all accrued and unpaid salary, bonuses and all unreimbursed expenses, (ii) severance compensation equal to 18 months of base salary at the rate of base salary in effect immediately preceding the date of termination but not less than $115,000 per year, (iii) all unvested stock options referenced above, and (iv) all other employee benefits granted in the agreement that are received by Mr. Futch at the time of termination. Finally, the new employment agreement obligates Mr. Futch to certain confidentiality and non-competition covenants.

     McMaster Agreement. On June 30, 2003 the Company terminated its prior employment agreement with William S. McMaster dated May 30, 2000 in connection with Mr. McMaster’s tender of his resignation. At the time this employment agreement was terminated, the Company owed Mr. McMaster $250,651.37 in deferred wages and accrued interest thereon. The Company is currently making monthly payments to Mr. McMaster of these deferred wages (and interest) in the amount of $9,548.62 each.

Director Compensation

     The directors of the Company who are executive officers of the Company are not separately compensated for serving as directors of the Company. All directors of the Company are reimbursed by the Company for all out-of-pocket costs and expenses reasonably incurred by them in the discharge of their duties as directors, including out-of-pocket expenses incurred in attending meetings of the Board of Directors and its committees. Non-employee directors receive discretionary annual grants of stock options.

     In addition to reimbursement of such costs and expenses, members of the Board of Directors are granted stock options in connection with their initial appointment to serve as a member of the Board of Directors and in connection with their service on committees of the Board of Directors. During the fiscal year ended December 31, 2003, 250,000 stock options were granted to Mr. Berger for his service as both chair and co-chair of several Board committees, 200,000 options were granted to Ms. Cole for her Board committee service and 200,000 stock options were granted to Mr. Pulford for his Board committee service, each such director’s option grant is subject to shareholder approval at the Annual Meeting. An additional 50,000-share purchase option granted to Mr. Pulford in 2003, for his initial appointment to the Board, vests with respect to 50% of the options six months after grant with the remaining options vesting one year after grant. All other stock options granted to members of the Board in 2003 will vest on October 1, 2005. The exercise price of all options granted to directors in 2003 is equal to the closing sales price of the Common Stock on the date of the respective option grant, which was $0.14 per share. The term of each option is five years. Since Ms. Cole will no longer serve on the Board after the Annual Meeting, her unvested options will terminate at that time.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company is party to the CSI Sales Agreement with Mr. Pulford and his affiliate, CSI. Under the terms of the CSI Sales Agreement, Mr. Pulford is to act as an exclusive sales representative with respect to certain of the Company’s customers and a non-exclusive sales representative with respect to others and must use his best efforts to market the Company’s products worldwide in order to generate sales revenues. Mr. Pulford cannot market or sell any products that are competitive with those sold by the Company. Mr. Pulford is also obligated to perform other services for the Company, including, but not limited to, coordinating the efforts if the Company’s sales staff in working with existing clients, introducing specified customers and vendors of the Company to other customers and vendors to explore synergistic relationships, introducing financial resources to the Company’s customers, strategic partners, customers, and vendors where such financing will be directly beneficial to the Company, and searching for corporate partnering or acquisition opportunities for the Company.

     The term of the CSI Sales Agreement is for 10 years from its date and may be renewed for successive additional renewal periods of two years each, unless one party delivers a notice not to renew within 90 days of the expiration of the then existing term. The Company is permitted to terminate Mr. Pulford upon written notice for breach of a term or provision of the CSI Sales Agreement, but must provide him 30 days in which to cure any such breach. Mr. Pulford is obligated to indemnify the Company for specified losses that result from alleged misrepresentations or other actions and the Company has a right to audit and inspect the accounts and records generated by Mr. Pulford’s as a result of his sales and marketing activities.

     In exchange for these services, the Company granted to Mr. Pulford three forms of compensation. The first is the right to receive certain commissions based on the amounts collected by the Company that are a direct result of Mr. Pulford’s sales efforts. In the event that Mr. Pulford earns such commissions, he may elect to receive payment of the commissions in either (i) cash or (ii) the grant of stock options or restricted stock grants. Should Mr. Pulford elect to receive the commissions in stock options, he could be entitled to purchase up to 1,000,000 shares of common stock at an exercise price of $0.14 per share, which was the then market price of a share of common stock on September 16, 2003. The stock options that could be granted to Mr. Pulford in the event he elects to receive any commissions earned by him will vest at the rate of 1 share for each net dollar of revenue that Mr. Pulford directly or indirectly contributes to the Company’s gross revenue as a result of his sales efforts. Net revenue is defined under the Sales Agreement as license revenue, service revenue, maintenance revenue, and hardware revenue minus the cost of the hardware as well as net income that might be added to the Company’s net income by acquisition.

     The second is a non-refundable monthly cash advance of $10,000 per month (which is taken only out of the Company’s excess cash) (each, a “Draw Payment”). Each Draw Payment is applied against future commissions and the aggregate of all Draw Payment cannot exceed $175,000 in the aggregate over the term of the CSI Sales Agreement.

     The third is a delayed signing bonus, which provides that the Company is to pay to Mr. Pulford on the earlier of (i) the 5th anniversary of the CSI Sales Agreement (or September 16, 2008) or (ii) a “change in control” of the Company (as defined in the CSI Sales Agreement), a lump sum in the amount of $175,000, less the amount of all Draw Payments actually paid to Mr. Pulford.

     In addition to the CSI Sales Agreement, the Company entered into several transactions in fiscal year 2003 pursuant to which it issued to members of its Board of Directors stock options as compensation for their service on the board and various committees thereof. For more detail on these issuances, see “Executive Compensation.”

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires IBSS’ executive officers, directors and persons who own more than ten percent (10%) of IBSS’ common stock to file initial reports of ownership and changes in ownership with the SEC. Additionally, SEC regulations require that IBSS identify any individuals for whom one of the referenced reports was not filed on a timely basis during the most recent fiscal year or prior fiscal years. To IBSS’ knowledge, based solely on a review of reports furnished to it, all Section 16(a) filing requirements applicable to its executive officers, directors and more than 10% beneficial owners were complied with, except for the following transactions, which should have been reported on Form 4 but were subsequently reported on Form 5 Annual Statement of Changes on Beneficial Ownership where each Form 5 was also inadvertently filed late:

•	Mr. Mendenhall filed a Form 5 on February 17, 2004, the filing of which was triggered by the Company’s grant to Mr. Mendenhall of 5,000,000 stock options on October 1, 2003.

•	Mr. Massey filed a Form 5 on February 17, 2004, the filing of which was triggered by the Company’s grant to Mr. Massey of 5,000,000 stock options on October 1, 2003.

•	Mr. Futch filed a Form 5 on February 17, 2004, the filing of which was triggered by the Company’s grant to Mr. Futch of 800,000 stock options on October 1, 2003.

•	Mr. Berger filed a Form 5 on February 17, 2004, the filing of which was triggered by Mr. Berger’s (1) sale of 5,000 shares of common stock on December 19, 2003, (2) purchase of 150,000 shares of common stock on October 28, 2003, (3) receipt of 250,000 Company stock options on October 1, 2003 and (4) receipt of 75,000 Company stock warrants on December 17, 2003.

•	Ms. Cole filed a Form 5 on February 17, 2004, the filing of which was triggered by Ms. Cole’s (1) purchase from the Company of 250,000 shares of common stock on November 21, 2003, (2) receipt of 200,000 Company stock options on October 1, 2003, and (3) receipt of 125,000 Company stock warrants on December 17, 2003.

•	Mr. Pulford filed a Form 5 on February 18, 2004, the filing of which was triggered by Mr. Pulford’s (1) purchase of 25,000 shares of common stock on March 1, 2000, (2) receipt of 50,000 Company stock options on September 17, 2003, and (3) receipt of 200,000 Company stock options on October 1, 2003.

OTHER MATTERS

     In the event that any matters other than those referred to in the accompanying Notice should properly come before and be considered at the Annual Meeting, it is intended that proxies in the accompanying form will be voted thereon in accordance with the judgment of the person or persons voting such proxies.

Appendix A

INTEGRATED BUSINESS SYSTEMS AND SERVICES, INC.
2001 STOCK INCENTIVE PLAN

Amended and Restated as of March 18, 2004

1.	PURPOSES

          1.1. The purposes of the Integrated Business Systems and Services, Inc. 2001 Stock Incentive Plan are to (a) provide an incentive and reward to directors and employees of the Company, and consultants and advisors to the Company, who are and have been in a position to contribute materially to improving the Company’s profits, (b) aid in the growth of the Company, and (c) encourage ownership of Shares by directors and employees.

2.	DEFINITIONS

          2.1. For purposes of this Plan, the following capitalized terms shall have the definitions which are attributed to them below, unless another definition is clearly indicated by a particular usage and context.

               (a)  “Agreement” means the written document issued by the Committee to a Participant whereby an Award is made to that Participant.

               (b)  “Award” means the issuance of an Option, an SAR or Restricted Stock pursuant to this Plan.

               (c)  “Awarded Shares” means Shares subject to outstanding Awards.

               (d)  “Board” means the Company’s Board of Directors.

               (e)  “Cause” means (1) theft or destruction of property of the Company, a Parent or Subsidiary; (2) disregard of Company rules or policies; or (3) conduct evidencing willful or wanton disregard of the interest of the Company. Such determination shall be made by the Committee based on information presented by the Company and the Participant and shall be final and binding on all parties.

               (f)  “Code” means the Internal Revenue Code of 1986, as amended.

               (g)  “Committee” means the Stock Incentive Plan Committee(s) appointed by the Board pursuant to Section 3.1.

               (h)  “Company” means Integrated Business Systems and Services, Inc., a corporation incorporated under the laws of the state of South Carolina, and any successor thereto.

               (i)  “Consultant” means any person or entity that provides services to the Company as a consultant or advisor.

               (j)  “Director” means any individual appointed or elected to the Board.

               (k)  “Effective Date of Grant” means the effective date on which the Committee makes an Award.

               (l)  “Employee” means any individual who performs services as a common law employee for the Company, a Parent or Subsidiary, and is included on the regular payroll of the Company, a Parent or Subsidiary.

               (m)  “Fair Market Value” means the value established by the Committee based upon such factors as the Committee in its sole discretion shall decide, including, but not limited to, a valuation prepared by an independent third party appraiser selected or approved by the Committee. If at any time the Shares are traded on an established trading system, it means the last sale price reported on any stock exchange or over-the counter trading system on which Shares are trading on a specified date or, if not so trading, the average of the closing bid and asked prices for a Share on a specified date. If no sale has been made (or there are no closing bid or asked prices) on the specified date, then the sale price (or closing bid and asked prices) on the last preceding day on which any such sale (or closing bid and asked prices) shall have occurred shall be used in determining fair market value under the applicable method prescribed in the previous sentence.

               (n)  “Incentive Stock Option” means any Option granted under this Plan which meets the requirements of Section 422 of the Code and any regulations or rulings promulgated thereunder and is designated by the Committee as an Incentive Stock Option.

               (o)  “Nonqualified Stock Option” means any Option granted under this Plan which is not an Incentive Stock Option.

               (p)  “Option” means the right to purchase from the Company a stated number of Shares at a specified price.

               (q)  “Option Price” means the purchase price per Share subject to an Option and shall be fixed by the Committee.

               (r)  “Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of the granting of the Award, each of the corporations (other than the Company) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain within the meaning of Section 424(e) of the Code and any regulations or rulings promulgated thereunder.

               (s)  “Participant” means a Director, an Employee or a Consultant who has received an Award under this Plan.

               (t)  “Permanent and Total Disability” shall have the same meaning as given to that term by Section 22(e)(3) of the Code and any regulations or rulings promulgated thereunder.

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               (u)  “Plan” means this Integrated Business Systems and Services, Inc. 2001 Stock Incentive Plan, amended and restated as of March 18, 2004, as evidenced herein and as amended from time to time.

               (v)  “Restricted Stock” means Shares issued to the Participant pursuant to Section 9 which are subject to the restrictions of this Plan and the Agreement.

               (w)  “Restriction Period” means a period commencing on the Effective Date of Grant and ending on such date or upon the achievement of such performance or other criteria as the Committee shall determine. The Restriction Period may, in the sole discretion of the Committee, be structured to provide for a release of restrictions in installments.

               (x)  “SAR” means stock appreciation rights issued to a Participant pursuant to Section 8.

               (y)  “SAR Price” means the base value established by the Committee for an SAR on the Effective Date of Grant used in determining the amount of benefit, if any, paid to a Participant.

               (z)  “Share” means one share of the common stock of the Company.

               (aa)  “Subsidiary” means any corporation in an unbroken chain of corporations beginning with the Company if, at the time of the granting of the Award, each of the corporations (other than the last corporation) in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain, within the meaning of Section 424(f) of the Code and any regulations or rulings promulgated thereunder.

               (bb)  “1933 Act” means the Securities Act of 1933, as amended.

               (cc)  “1934 Act” means the Securities Exchange Act of 1934, as amended.

3.	ADMINISTRATION

          3.1. This Plan shall be administered by a Committee, or by more than one Committee if desired and deemed necessary by the Board in order to provide separate Committee authority for the granting of Awards to separate categories of eligible Participants. Any such Committee shall consist of not less than two members. The members of the Committee shall be appointed by the Board. The Board may from time to time remove members from or add members to the Committee. Vacancies on the Committee, howsoever caused, shall be filled by the Board. In the absence of the appointment of such a Committee, the Board shall serve as the Committee.

          3.2. The action of a majority of the Committee at which a quorum is present, or an action approved in writing by a majority of the Committee, shall be the valid action of the Committee.

          3.3. The Committee shall from time to time at its discretion designate the Directors, Employees and Consultants who shall be Participants, determine all the terms and conditions of

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Awards as set forth in Section 6.1 or otherwise, including the type of Award to be granted, the exercise period, expiration date and other applicable time periods for each Award, the number of Shares subject to each Award, whether an Option is an Incentive Stock Option or Nonqualified Stock Option and, if applicable, the Option Price or SAR Price and the general terms of the Award.

          3.4. The interpretation and construction by the Committee of any provisions of this Plan or of any Award granted under it and all actions of the Committee shall be final and binding on all parties. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to this Plan or any Award granted under it.

4.	ELIGIBILITY

          4.1. Each Participant shall be a Director, an Employee or a Consultant of the Company, a Parent or a Subsidiary as selected by the Committee in its sole discretion from time to time.

          4.2. A Participant may hold more than one Award, but only on the terms and subject to the restrictions set forth in this Plan.

5.	SHARES SUBJECT TO AWARD

          5.1. The maximum number of securities that may be subject to Awards under the Plan shall be 16,200,000 Shares. Such number shall be adjusted as appropriate in order to give effect to changes made in the number of outstanding Shares as a result of a merger, consolidation, recapitalization, reclassification, combination, stock dividend, stock split, or other relevant change.

          5.2. In the event that any outstanding Award under this Plan expires or is forfeited or canceled for any reason, the Awarded Shares subject to that Award may again be the subject of an Award under this Plan.

6.	TERMS AND CONDITIONS

          6.1. Awards granted pursuant to this Plan shall be authorized by the Committee under terms and conditions approved by the Committee and shall be evidenced by Agreements in such form as the Committee shall from time to time approve, which Agreements shall contain or shall be subject to the following terms and conditions, whether or not such terms and conditions are specifically included therein:

               (a)  Number of Shares. Each Award shall state the number of Shares to which it pertains.

               (b)  Date. Each Award shall state the Effective Date of Grant.

               (c)  Price. With respect to an Option, the Award shall state the Option Price. With respect to an SAR, it shall state the SAR Price.

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               (d)  Method and Time of Payment. With respect to an Option, the Option Price shall be payable on the exercise of the Award and may be paid in or by any one of the following means, or any combination thereof, to the extent not otherwise designated by the Committee in the Agreement:

(1) Cash;

(2) Check (which clears in due course) payable to the Company;

(3) Shares tendered to the Company, duly endorsed for transfer and owned by the Participant to be credited against the Option Price at the Fair Market Value of such tendered Shares on the date of exercise; provided however, that no fractional shares may be so transferred, and the Company shall not be obligated to make any cash payments in consideration of any amount by which the aggregate Fair Market Value of the Shares so transferred exceeds the aggregate Option Price; and

(4) Unless otherwise provided by the Committee or the Company, a note payable executed and delivered by the Participant to the Company upon terms acceptable to the Company in an amount equal to the aggregate Option Price or relevant portion thereof, such note payable to be fully secured by the pledge to the Company of any Shares whose Option Price is covered by such note and the certificates representing such Shares shall be held in the custody of the Company until such note is paid in full.

          The Option shall be deemed exercised and the Shares purchased thereby shall be deemed issued as of the date such payment (in one or more of the alternative forms permitted herein) is received in full by the Company.

               (e)  Conversion of Option. Unless the Committee elects otherwise in the Agreement representing any Award, in lieu of the payment of all or any portion of the Option Price in accordance with the preceding subparagraph (d), a Participant may convert all or a portion of an Option by the surrender of the Agreement and delivery of a Notice of Conversion in the form attached to the Agreement, duly executed, at the principal executive offices of the Company, into Shares as provided in this subparagraph (e). Upon exercise of this conversion right, the Participant shall be entitled to receive that number of Shares equal to the quotient obtained by dividing [(A-B)(X)] by (A), where:

A	=	the current Fair Market Value of one Share on the date of conversion.

B	=	the Option Price for one Share under the Agreement.

X	=	the number of Shares with respect to which the Option is being converted.

If the above calculation results in a negative number, then no Shares shall be issued or be issuable upon conversion of the Option. By way of illustration, if the Option Price is $10.00 per Share, the current Fair Market Value is $20.00 per Share, and the Option is being converted with respect to 100,000 Shares, then 50,000 Shares would be issued on conversion [($20.00 -$10.00) x 100,000 divided by $20.00 = 50,000] and the number of Shares issuable upon exercise of the Option would be reduced by 100,000.

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               (f)  Transfer of Option or Stock. No Award, Option, SAR, or Restricted Stock (prior to the expiration of the Restriction Period) shall be transferable by the Participant, except by will or the laws of descent and distribution upon the Participant’s death and subject to any other limitations of this Plan. In addition to any other restriction hereunder or except as otherwise provided in the Agreement with the Participant, no Shares acquired pursuant to an Award of any type may be sold, transferred or otherwise disposed of prior to the end of the six (6) month period which begins on the Effective Date of Grant of such Award.

               (g)  Recapitalization. The Committee shall make appropriate adjustments in the number of Awarded Shares or in the Option Price or SAR Price under outstanding Awards in order to give effect to changes made in the number of outstanding Shares as a result of a merger, consolidation, recapitalization, reclassification, combination, stock dividend, stock split, or other relevant change.

               (h)  Investment Purpose.

(1) The Company shall not be obligated to sell or issue any Shares pursuant to any Award unless such Shares are at that time effectively registered or exempt from registration under the 1933 Act. The determination of whether a Share is exempt from registration shall be made by the Company’s legal counsel and its determination shall be conclusive and binding on all parties to the Agreement.

(2) Notwithstanding anything in this Plan to the contrary, each Award under this Plan shall be granted on the condition that the purchases of Shares thereunder shall be for investment purposes and not with a view for resale or distribution except that in the event the Shares subject to such Award are registered under the 1933 Act, or in the event of a resale of such Shares without such registration that would otherwise be permissible, such condition shall be inoperative if in the opinion of counsel for the Company such condition is not required under the 1933 Act or any other applicable law, regulation, or rule of any governmental agency.

               (i)  Other Provisions. Awards authorized under this Plan may contain any other provisions or restrictions as the Committee in its sole and absolute discretion shall deem advisable including, but not limited to:

(1) Offering Options in tandem with or reduced by other Options, SARs or other employee benefits and reducing one Award by the exercise of another Option, SAR or benefit; or

(2) Providing for the issuance to the Participant upon exercise of an Option and payment of the exercise price thereof with previously owned Shares, of an additional Award for the number of shares so delivered, having such other terms and conditions not inconsistent with this Plan as the Committee shall determine.

               (j)  Duration of Award. Each Award shall be for a term of up to ten (10) years from the Effective Date of Grant as determined in the sole discretion of the Committee.

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          6.2. The Company may place such legends on stock certificates representing the Shares as the Company, in its sole discretion, deems necessary or appropriate to reflect restrictions under this Plan, the Agreement, the Code, securities laws or otherwise.

          6.3. Notwithstanding any provision herein to the contrary, employment shall be at the pleasure of the Board, of its designees, of the Company, a Parent or Subsidiary, as the case may be, at such compensation as the appropriate board, company or designee shall determine. Nothing contained in this Plan or in any Award granted pursuant to it shall confer upon any Participant any right to continue in the employ of the Company, Parent or Subsidiary, as the case may be, or to interfere in any way with the right of the Company, Parent or Subsidiary to terminate employment at any time. So long as the Participant shall continue to be a Director, an Employee or a Consultant, the Award shall not be affected by any change of the Participant’s duties or position except to the extent the Agreement with the Participant provides otherwise.

          6.4. Any person entitled to exercise an Option or an SAR may do so in whole or in part by delivering to the Company at its principal office, attention Corporate Secretary, a written notice of exercise. The written notice shall specify the number of Shares for which an Option or SAR is being exercised.

               (a)  With respect to an Option, the notice shall be accompanied by full payment of the Option Price for the Shares being purchased.

               (b)  During the Participant’s lifetime, an Option or SAR may be exercised only by the Participant, or on the Participant’s behalf by the Participant’s legal guardian.

7.	INCENTIVE STOCK OPTIONS AND NONQUALIFIED STOCK OPTIONS

          7.1. The Committee in its sole discretion may designate whether an Award to an Employee is to be considered an Incentive Stock Option or a Nonqualified Stock Option. An Award to a non-Employee Director or Consultant may be only a Nonqualified Stock Option. The Committee may grant both an Incentive Stock Option and a Nonqualified Stock Option to the same Employee. However, where both an Incentive Stock Option and a Nonqualified Stock Option are awarded at one time, such Awards shall be deemed to have been awarded in separate grants, shall be clearly identified, and in no event will the exercise of one such Award affect the right to exercise the other such Award except to the extent the Agreement with the Participant provides otherwise.

          7.2. Any Award to an Employee designated by the Committee as an Incentive Stock Option will be subject to the general provisions applicable to all Awards granted under this Plan. In addition, the aggregate Fair Market Value of Shares (determined at the Effective Date of Grant) with respect to which Incentive Stock Options granted under all Incentive Stock Option Plans of the Company, a Parent or Subsidiary, are exercisable by the Employee for the first time during any calendar year shall not exceed $100,000 (or such other applicable limitation set forth in Section 422 of the Code).

          7.3. The Option Price shall be established by the Committee in its sole discretion. With respect to an Incentive Stock Option, the Option Price shall not be less than 100% of the

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Fair Market Value of a Share on the Effective Date of Grant. With respect to a Nonqualified Stock Option, the Option Price shall not be less than 50% of the Fair Market Value of a Share on the Effective Date of Grant.

          7.4. Any Award to an Employee will be considered to be a Nonqualified Stock Option to the extent that any or all of the grant is in conflict with Section 7.2 or with any requirement for Incentive Stock Options pursuant to Section 422 of the Code and the regulations issued thereunder.

          7.5. An Option may be terminated as follows:

               (a)  During the period of continuous employment with the Company, Parent or Subsidiary, an Option will be terminated only if it has been fully exercised or it has expired by its terms.

               (b)  Upon termination of employment, the Option will terminate upon the earliest of (i) the full exercise of the Option, (ii) the expiration of the Option by its terms, and (iii) not more than three (3) months following the date of employment termination; provided, however, should termination of employment (A) result from the death or Permanent and Total Disability of the Participant, such three month period shall be one (1) year or (B) be for Cause, the Option will terminate on the date of employment termination. For purposes of this Plan, a leave of absence approved by the Company shall not be deemed to be termination of employment except with respect to an Incentive Stock Option as required to comply with Section 422 of the Code and the regulations issued thereunder or unless otherwise provided in the Agreement or by the Company on the date of the leave of absence.

               (c)  Subject to the terms of the Agreement with the Participant, if a Participant shall die or becomes subject to a Permanent and Total Disability prior to the termination of employment with the Company, Parent or Subsidiary and prior to the termination of an Option, such Option may be exercised to the extent that the Participant shall have been entitled to exercise it at the time of such death or disability, as the case may be, by the Participant, the estate of the Participant or the person or persons to whom the Option may have been transferred by will or by the laws of descent and distribution.

          7.6. Except as otherwise expressly provided in the Agreement with the Participant, in no event will the continuation of the term of an Option beyond the date of termination of employment allow the Participant, or the beneficiaries or heirs of the Participant, to accrue additional rights under this Plan, or to purchase more Shares through the exercise of an Option than could have been purchased on the day that employment was terminated.

          7.7. A Participant shall have no rights as a stockholder with respect to any Shares subject to an Option until the date of the issuance of a stock certificate to such Participant for such Shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 6.1(g).

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          7.8. Service as a non-Employee Director or Consultant shall be considered employment for purposes of Sections 7.5 and 7.6 of the Plan. The continuous service of a Consultant will be deemed terminated for purposes of this Plan upon written notice from the Company to the effect that the Company will no longer transact business with the Consultant or when the Consultant otherwise ceases to perform services for the Company.

8.	STOCK APPRECIATION RIGHTS

          8.1. The Committee, in its sole discretion, may grant to a Participant an SAR.

          8.2. The SAR Price shall be established by the Committee in its sole discretion. The SAR Price shall not be less than 100% of Fair Market Value of a Share on the Effective Date of Grant for an SAR issued in tandem with an Incentive Stock Option and for other SARs, shall not be less than 50% of Fair Market Value of a Share on the Effective Date of Grant.

          8.3. Upon exercise of an SAR, the Participant shall be entitled, subject to the terms and conditions of this Plan and the Agreement, to receive for each Share with respect to which the SAR is being exercised the excess of (a) the Fair Market Value of a Share on the date of exercise over (b) the SAR Price for such Share.

          8.4. At the sole discretion of the Committee, the payment of such excess shall be made in (a) cash, (b) Shares, or (c) a combination of cash and Shares. Shares used for this payment shall be valued at their Fair Market Value on the date of exercise of the applicable SAR.

          8.5. An Award of an SAR shall be considered an Award for purposes of the number of Shares subject to an Award pursuant to Section 5.1, unless the Agreement making the Award of the SAR provides that the exercise of an SAR results in the termination of an unexercised Option for the same number of Shares.

          8.6. An SAR may be terminated as follows:

               (a)  During the period of continuous employment with the Company, Parent or Subsidiary, an SAR will be terminated only if it has been fully exercised or it has expired by its terms.

               (b)  Upon termination of employment, the SAR will terminate upon the earliest of (i) the full exercise of the SAR, (ii) the expiration of the SAR by its terms, and (iii) not more than three (3) months following the date of employment termination; provided, however, should termination of employment (A) result from the death or Permanent and Total Disability of the Participant, such three month period shall be one (1) year, or (B) be for Cause, the SAR will terminate on the date of employment termination. For purposes of this Plan, a leave of absence approved by the Company shall not be deemed to be termination of employment unless otherwise provided in the Agreement or by the Company on the date of the leave of absence.

               (c)  Subject to the terms of the Agreement with the Participant, if a Participant shall die or becomes subject to a Permanent and Total Disability prior to the termination of employment with the Company, Parent or Subsidiary and prior to the termination of an SAR, such SAR may be exercised to the extent that the Participant shall have been entitled to exercise

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it at the time of such death or disability, as the case may be, by the Participant, the estate of the Participant or the person or persons to whom the SAR may have been transferred by will or by the laws of descent and distribution.

               (d)  Except as otherwise expressly provided in the Agreement with the Participant, in no event will the continuation of the term of an SAR beyond the date of termination of employment allow the Employee, or his beneficiaries or heirs, to accrue additional rights under this Plan, have additional SARs available for exercise or to receive a higher benefit than the benefit payable as if the SAR was exercised on the date of employment termination.

          8.7. If an SAR which was considered an Award for purposes of Section 8.5 is terminated without being exercised in full for any reason, the number of Shares with respect to which such SAR was unexercised shall be again available for Awards under this Plan.

          8.8. The Participant shall have no rights as a stockholder with respect to an SAR. In addition, no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights except as provided in Section 6.1(g).

9.	RESTRICTED STOCK

          9.1. The Committee may award to a Participant Restricted Stock under such terms or conditions as the Committee, in its sole discretion, shall determine and as otherwise provided herein.

          9.2. Restricted Stock shall be Shares which are subject to a Restriction Period.

          9.3. Should the Participant terminate employment for any reason, all Restricted Stock which is still subject to the Restriction Period shall be forfeited and returned to the Company for no payment.

          9.4. Upon such forfeiture, Shares representing such forfeited Restricted Stock shall again become available for Awards under the Plan.

          9.5. The Committee may require under such terms and conditions as it deems appropriate or desirable that the certificates for Restricted Stock awarded under this Plan may be held by the Company or its designee until the Restriction Period expires. In addition, the Committee may place upon such certificate such legends as the Committee deems necessary or appropriate and may require as a condition of any receipt of Restricted Stock that the Participant shall deliver a stock power endorsed in blank relating to the Restricted Stock.

10.	AMENDMENT OR DISCONTINUANCE OF PLAN

          10.1. The Board may at any time amend, suspend, or discontinue this Plan; provided, however, that without further approval of the shareholders of the Company no amendments by the Board shall:

               (a)  Change the class of Employees eligible to participate; or

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               (b)  Except as provided in Section 5, increase the number of Shares which may be subject to Awards granted under this Plan; or

               (c)  Modify the Plan in any other manner for which shareholder approval would be required under the applicable requirements of the Code, the Exchange Act or Rule 16b-3 thereunder, NASDAQ or other securities exchange listing requirements or any other law or regulation.

          10.2. No amendment to this Plan shall adversely alter or impair any Award granted under this Plan without the consent of the holder of such Award.

11.	INDEMNIFICATION OF COMMITTEE

          In addition to such other rights of indemnification as they may have as Directors or as members of the Committee, the members of the Committee shall be indemnified by the Company against the reasonable expenses, including attorneys’ fees, actually incurred in connection with the defense of any pending, threatened or possible action, suit or proceeding, or in connection with any pending, threatened or possible appeal therein, to which they or any of them may be a party by reason of any actual or alleged action taken or failure to act under or in connection with this Plan or any Award granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee member is liable for gross negligence or willful misconduct in the performance of his duties; provided, that within sixty days after institution of any such action, suit or proceeding the Committee member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

12.	NO OBLIGATION TO EXERCISE OPTION OR SAR

          The granting of an Option or SAR shall impose no obligation upon the Participant to exercise such Option.

13.	EFFECTIVE DATE; DURATION OF PLAN

          13.1. This Plan originally became effective as of February 23, 2001 (the “Original Effective Date”). The Plan, as amended and restated herein, shall be effective as of March 18, 2004, subject to requisite shareholder approval within twelve months thereafter.

          13.2. No Award may be made after the tenth anniversary of the Original Effective Date of this Plan.

14.	EFFECT OF PLAN

          The making of an Award under this Plan shall not give the Participant any right to similar grants in future years or any right to be retained in the employ or service of the Company, the Parent or a Subsidiary, but a Participant shall remain subject to discharge to the same extent as if this Plan were not in effect.

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15.	CHANGE IN CONTROL

          15.1. Treatment of Outstanding Awards. Upon the occurrence of a Change in Control, as defined below, unless otherwise specifically prohibited under applicable laws, or by the rules and regulations of any governmental agencies or national securities exchanges, or by the express provisions of any Agreement, (a) each Option and each SAR then outstanding hereunder that is not otherwise exercisable shall become immediately and fully exercisable, and shall remain exercisable throughout their entire term, notwithstanding any provision in the Agreement relating to such Option or SAR for the exercise of such Option or SAR in installments or otherwise pursuant to a vesting schedule, and (b) any Restriction Period and restrictions imposed on Restricted Stock shall lapse.

          15.2. Change in Control Defined. For purposes of this Section, a Change in Control shall mean that any of the following events shall have occurred:

               (a)  A person, partnership, joint venture, corporation or other entity, or two or more of any of the foregoing acting as a group (or a “person” within the meaning of Section 13(d)(3) of the 1934 Act), other than the Company, a majority-owned subsidiary of the Company, an employee benefit plan (or related trust) of the Company or such subsidiary, become(s) after the effective date of this Plan the “beneficial owner” (as defined in Rule 13(d)(3) under the 1934 Act) of 25% or more of the then outstanding voting stock of the Company;

               (b)  During any period of two consecutive years, individuals who at the beginning of such period constitute the Company’s Board of Directors (together with any new director whose election by the Company’s Board of Directors or whose nomination for election by the Company’s shareholders, was approved by the vote of at least two-thirds of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the directors then in office;

               (c)  The Board determines that a tender offer for the Company’s outstanding Shares indicates a serious intention by the offeror to acquire control of the Company; or

               (d)  The shareholders of the Company approve (1) a plan of complete liquidation of the Company; or (2) an agreement for the sale or disposition of all or substantially all of the Company’s assets; or (3) a merger, consolidation, or reorganization of the Company with or involving any other corporation, other than a merger, consolidation, or reorganization that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least seventy-five percent (75%) of the combined voting power of the voting securities of the Company (or such surviving entity) outstanding immediately after such merger, consolidation or reorganization.

          15.3. Termination, Amendment and Modifications of Change in Control Provisions. Notwithstanding any other provision of this Plan or any Agreement, the provisions of this Section 15 may not be terminated, amended or modified on or after the effective date of a Change in Control to affect adversely the operation of any Award theretofore granted under the

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Plan without the prior written consent of the Participant with respect to said Participant’s outstanding Awards.

16.	SUCCESSORS; CONSOLIDATION, MERGER AND OTHER EVENTS

          16.1. All obligations of the Company under this Plan or any Agreement with respect to any Award granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase of all or substantially all of the business and/or assets of the Company, or a merger, consolidation or otherwise. Specifically, in case of any capital reorganization of the Company, or of any reclassification of any Shares (other than a change as a result of subdivision or combination), or in the case of the consolidation or merger of the Company with any other corporation (other than a consolidation or merger in which (a) the Company is the continuing corporation and (b) the holders of the Shares immediately prior to such merger or consolidation continue as holders of Shares after such merger or consolidation) or of the sale of the properties and assets of the Company as, or substantially as, an entirety to any other corporation, each Option and each SAR then outstanding shall after such reorganization, reclassification, consolidation, merger or sale be exercisable, upon the terms and conditions specified herein and in the Agreement relating to such Option or SAR, for or with respect to the number of Shares or other securities or property to which a holder of the number of Shares relating to such Option or SAR (at the time of such reorganization, reclassification, consolidation, merger or sale) upon exercise of such Option or SAR would have been entitled in connection with such reorganization, reclassification, consolidation, merger or sale; and in any such case, if necessary, the provisions set forth in this Section with respect to the rights and interests thereafter of the holder of the Option or SAR shall be appropriately adjusted so as to be applicable, as nearly as may reasonably be, to any shares of stock or other securities or property thereafter deliverable on the exercise of the Option or SAR.

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INTEGRATED BUSINESS SYSTEMS AND SERVICES, INC.
Columbia, South Carolina

P R O X Y

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints George E. Mendenhall and Stuart E. Massey as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and vote, as designated below, all the shares of the common stock of Integrated Business Systems and Services, Inc. held of record by the undersigned on April 16, 2004 at the Annual Meeting of Shareholders to be held on June 10, 2004 or any adjournment thereof.

1. SELECTION OF AUDITORS

To ratify the selection of Scott McElveen LLP as the principal independent auditors of IBSS for the year 2004 (Mark only one of the following boxes).

☐ FOR

☐ AGAINST

☐ ABSTAIN

2. AMENDMENT TO ARTICLES OF INCORPORATION

To approve an amendment to the Company’s Articles of Incorporation to increase the Company’s authorized common stock to 200,000,000 shares (Mark only one of the following boxes).

☐ FOR

☐ AGAINST

☐ ABSTAIN

3. 2001 STOCK INCENTIVE PLAN AMENDMENT

To approve the amendment of the Company’s 2001 Stock Incentive Plan to increase the number of shares available for issuance thereunder to 16,200,000 shares (Mark only one of the following boxes).

☐ FOR

☐ AGAINST

☐ ABSTAIN

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before this meeting. In the absence of any instructions from the undersigned, the Proxies will vote “For” Item 1, “For” Item 2 and “For” Item 3.

PLEASE MARK, SIGN BELOW, DATE AND RETURN THIS
PROXY PROMPTLY IN THE ENVELOPE FURNISHED.

Please sign exactly as name appears below.

When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Shares

Dated , 2004

Signature

Signature if held jointly

☐	Please mark here if you intend to attend the Meeting of Shareholders.